Exhibit 10.1

EXECUTION COPY

FIRST AMENDMENT

TO AMENDED AND RESTATED CREDIT AGREEMENT

THIS FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT, dated as of May 11, 2007 (this “Amendment”), to the Existing Credit Agreement is among EQUIFAX INC., a Georgia corporation (the “Company”), EQUIFAX PLC, a public company limited by shares organized under the laws of England and Wales (together with the Company, the “Borrowers”), the Lenders party hereto and SUNTRUST BANK, as Administrative Agent (all capitalized terms used herein and defined in Section 1.1 are used herein as therein defined).

W I T N E S S E T H:

WHEREAS, the Borrowers, the Lenders and the Administrative Agent are all parties to the Amended and Restated Credit Agreement, dated as of July 24, 2006 (as amended or otherwise modified prior to the date hereof, the “Existing Credit Agreement”, and as amended by this Amendment and as the same may be further amended, supplemented, amended and restated or otherwise modified from time to time, the “Credit Agreement”); and

WHEREAS, the Borrowers have requested that the Lenders agree to amend the Existing Credit Agreement, and the Lenders are willing, on the terms and subject to the conditions hereinafter set forth, to agree to the amendment set forth below;

NOW, THEREFORE, the parties hereto hereby covenant and agree as follows:

ARTICLE I

DEFINITIONS

SECTION 1.1.  Certain Definitions.  The following terms when used in this Amendment shall have the following meanings (such meanings to be equally applicable to the singular and plural forms thereof):

“Amendment” is defined in the preamble.

“Amendment Effective Date” is defined in Article III.

“Borrowers” is defined in the preamble.

“Company” is defined in the preamble.

“Credit Agreement” is defined in the first recital.

“Existing Credit Agreement” is defined in the first recital.

SECTION 1.2.  Other Definitions.  Capitalized terms for which meanings are provided in the Existing Credit Agreement are, unless otherwise defined herein or the context otherwise requires, used in this Amendment with such meanings.

ARTICLE II

AMENDMENT TO EXISTING CREDIT AGREEMENT

Subject to the occurrence of the Amendment Effective Date, the Existing Credit Agreement is hereby amended in accordance with this Article II.

SECTION 2.1.  Amendment to Section 9.8.  Section 9.8 of the Existing Credit Agreement is hereby amended in its entirety to read as follows:

SECTION 9.8  Limitation on Restricted Payments.

No Borrower will, nor will it permit any of its Subsidiaries to, directly or indirectly, declare, order, make or set apart any sum for or pay any Restricted Payment at any time that a Default or Event of Default has occurred and is continuing or would result from such Restricted Payment.

ARTICLE III

CONDITIONS TO EFFECTIVENESS

This Amendment shall become effective on the date (the “Amendment Effective Date”) when each of the conditions set forth in this Article have been satisfied.

SECTION 3.1.  Execution of Counterparts.  The Administrative Agent shall have received counterparts of this Amendment duly executed and delivered on behalf of the Borrowers and the Required Lenders.

SECTION 3.2.  Expenses.  The Administrative Agent and the Arrangers shall have received all expenses due and payable pursuant to Section 13.2 of the Credit Agreement, including without limitation all reasonable and actual fees and disbursements of counsel for the Administrative Agent and the Arrangers.

SECTION 3.3.  Increase of Commitments.  All conditions precedent to the increase of the Aggregate Revolving Credit Commitments to $850,000,000, effective as of May 15, 2007, shall have been satisfied.

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ARTICLE IV

MISCELLANEOUS

SECTION 4.1.  Cross-References.  References in this Amendment to any Article or Section are, unless otherwise specified, to such Article or Section of this Amendment.

SECTION 4.2.  Loan Document Pursuant to Existing Credit Agreement.  This Amendment is a Loan Document executed pursuant to the Existing Credit Agreement and shall (unless otherwise expressly indicated therein) be construed, administered and applied in accordance with all of the terms and provisions of the Existing Credit Agreement, as amended hereby, including Article XIII thereof.

SECTION 4.3.  Successors and Assigns.  The provisions of this Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

SECTION 4.4.  Counterparts.  This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and shall be binding upon all parties, their successors and assigns, and all of which taken together shall constitute one and the same agreement.  Delivery of any executed counterpart of a signature page of this Amendment by telecopy shall be effective as delivery of a manually executed counterpart of this Amendment.

SECTION 4.5.  Governing Law.  THIS AMENDMENT SHALL BE GOVERNED BY, CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE STATE OF GEORGIA, WITHOUT GIVING EFFECT TO THE CONFLICT OF LAW PRINCIPLES THEREOF.

SECTION 4.6.  Full Force and Effect; Limited Amendment.  Except as expressly amended hereby, all of the representations, warranties, terms, covenants, conditions and other provisions of the Existing Credit Agreement and the Loan Documents shall remain unchanged and shall continue to be, and shall remain, in full force and effect in accordance with their respective terms.  The amendment set forth herein shall be limited precisely as provided for herein to the provision expressly amended herein and shall not be deemed to be an amendment to, waiver of, consent to or modification of any other term or provision of the Existing Credit Agreement or any other Loan Document or of any transaction or further or future action on the part of any Borrower which would require the consent of the Lenders under the Existing Credit Agreement or any of the Loan Documents.

SECTION 4.7.  Representations and Warranties.  To induce the Lenders to execute and deliver this Amendment, the Borrowers hereby represent and warrant to the Lenders on the Amendment Effective Date that no Default or Event of Default exists and all statements set forth in clause (a) of Section 5.2 of the Credit Agreement are true and correct as of such date, except to the extent that any such statement expressly relates to an earlier date (in which case such statement was true and correct on and as of such earlier date).

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IN WITNESS WHEREOF, the parties hereto have executed and delivered this Amendment as of the date first above written.

BORROWERS:	EQUIFAX INC.
By:
Name:
Title:

EQUIFAX PLC
By:
Name:
Title:

[SIGNATURE PAGE TO FIRST AMENDMENT – EQUIFAX INC.]

LENDERS:	SUNTRUST BANK as Administrative Agent and as a Lender

By:
Name:
Title:

BANK OF AMERICA, N.A. as a Lender

By:
Name:
Title:

[SIGNATURE PAGE TO FIRST AMENDMENT – EQUIFAX INC.]

WACHOVIA BANK, NATIONAL ASSOCIATION as a Lender

By:
Name:
Title:

[SIGNATURE PAGE TO FIRST AMENDMENT – EQUIFAX INC.]

[JP MORGAN/CITIGROUP] as a Lender

By:
Name:
Title:

[SIGNATURE PAGE TO FIRST AMENDMENT – EQUIFAX INC.]

THE BANK OF NEW YORK as a Lender

By:
Name:
Title:

[SIGNATURE PAGE TO FIRST AMENDMENT – EQUIFAX INC.]

THE ROYAL BANK OF SCOTLAND PLC as a Lender

By:
Name:
Title:

[SIGNATURE PAGE TO FIRST AMENDMENT – EQUIFAX INC.]

MIZUHO CORPORATE BANK, LTD. as a Lender

By:
Name:
Title:

[SIGNATURE PAGE TO FIRST AMENDMENT – EQUIFAX INC.]

WELLS FARGO BANK, NATIONAL ASSOCIATION as a Lender

By:
Name:
Title:

[SIGNATURE PAGE TO FIRST AMENDMENT – EQUIFAX INC.]

[LASALLE]
as a Lender

By:
Name:
Title:

[SIGNATURE PAGE TO FIRST AMENDMENT – EQUIFAX INC.]

REGIONS BANK
as a Lender

By:
Name:
Title:

[SIGNATURE PAGE TO FIRST AMENDMENT – EQUIFAX INC.]

BEAR STEARNS CORPORATE
LENDING INC.
as a Lender

By:
Name:
Title:

[SIGNATURE PAGE TO FIRST AMENDMENT – EQUIFAX INC.]

BNP PARIBAS
as a Lender

By:
Name:
Title:

By:
Name:
Title:

[SIGNATURE PAGE TO FIRST AMENDMENT – EQUIFAX INC.]

THE NORTHERN TRUST COMPANY
as a Lender

By:
Name:
Title:

[SIGNATURE PAGE TO FIRST AMENDMENT – EQUIFAX INC.]

EXECUTION VERSION

SECOND AMENDMENT

TO AMENDED AND RESTATED CREDIT AGREEMENT

THIS SECOND AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT, dated as of May 15, 2007 (this “Amendment”), to the Existing Credit Agreement is among EQUIFAX INC., a Georgia corporation (the “Company”), EQUIFAX PLC, a public company limited by shares organized under the laws of England and Wales (together with the Company, the “Borrowers”), the Lenders party hereto and SUNTRUST BANK, as Administrative Agent (all capitalized terms used herein and defined in Section 1.1 are used herein as therein defined).

W I T N E S S E T H:

WHEREAS, the Borrowers, the Lenders and the Administrative Agent are all parties to the Amended and Restated Credit Agreement, dated as of July 24, 2006 (as amended or otherwise modified prior to the date hereof, the “Existing Credit Agreement”, and as amended by this Amendment and as the same may be further amended, supplemented, amended and restated or otherwise modified from time to time, the “Credit Agreement”); and

WHEREAS, the Borrowers have requested that the Lenders agree to amend the Existing Credit Agreement, and the Lenders are willing, on the terms and subject to the conditions hereinafter set forth, to agree to the amendment set forth below;

NOW, THEREFORE, the parties hereto hereby covenant and agree as follows:

ARTICLE I

DEFINITIONS

SECTION 1.1.  Certain Definitions.  The following terms when used in this Amendment shall have the following meanings (such meanings to be equally applicable to the singular and plural forms thereof):

“Amendment” is defined in the preamble.

“Amendment Effective Date” is defined in Article III.

“Borrowers” is defined in the preamble.

“Company” is defined in the preamble.

“Credit Agreement” is defined in the first recital.

“Existing Credit Agreement” is defined in the first recital.

SECTION 1.2.  Other Definitions.  Capitalized terms for which meanings are provided in the Existing Credit Agreement are, unless otherwise defined herein or the context otherwise requires, used in this Amendment with such meanings.

ARTICLE II

AMENDMENTS TO EXISTING CREDIT AGREEMENT

Subject to the occurrence of the Amendment Effective Date, the Existing Credit Agreement is hereby amended in accordance with this Article II.

SECTION 2.1.  Amendment to Section 5.2(a).  Section 5.2(a) of the Existing Credit Agreement is hereby amended by inserting the following parenthetical “(excluding Section 6.1(n))” immediately following the reference to “Article VI” appearing therein.

SECTION 2.2.  Amendment to Section 9.3.  Section 9.3 of the Existing Credit Agreement is hereby amended by (a) deleting the word “and” appearing at the end of clause (h) thereof; (b) inserting the text “(i) Debt set forth on Schedule 9.3(i); and” immediately after clause (h) thereof; and (c) relettering clause (i) thereof accordingly.

SECTION 2.3.  Schedule 9.3(i).  The Schedules to the Existing Credit Agreement are hereby amended by inserting Schedule 9.3(i), in the form attached hereto as Exhibit A, in the appropriate sequence and by amending the Table of Contents to the Existing Credit Agreement to reflect such insertion.

ARTICLE III

CONDITIONS TO EFFECTIVENESS

SECTION 3.1.  This Amendment shall become effective on the date (the “Amendment Effective Date”) when the Administrative Agent shall have received counterparts of this Amendment duly executed and delivered on behalf of the Borrowers and the Required Lenders.

ARTICLE IV

MISCELLANEOUS

SECTION 4.1.  Cross-References.  References in this Amendment to any Article or Section are, unless otherwise specified, to such Article or Section of this Amendment.

SECTION 4.2.  Loan Document Pursuant to Existing Credit Agreement.  This Amendment is a Loan Document executed pursuant to the Existing Credit Agreement and shall (unless otherwise expressly indicated therein) be construed, administered and applied in

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accordance with all of the terms and provisions of the Existing Credit Agreement, as amended hereby, including Article XIII thereof.

SECTION 4.3.  Successors and Assigns.  The provisions of this Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

SECTION 4.4.  Counterparts.  This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and shall be binding upon all parties, their successors and assigns, and all of which taken together shall constitute one and the same agreement.  Delivery of any executed counterpart of a signature page of this Amendment by telecopy shall be effective as delivery of a manually executed counterpart of this Amendment.

SECTION 4.5.  Governing Law.  THIS AMENDMENT SHALL BE GOVERNED BY, CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE STATE OF GEORGIA, WITHOUT GIVING EFFECT TO THE CONFLICT OF LAW PRINCIPLES THEREOF.

SECTION 4.6.  Full Force and Effect; Limited Amendment.  Except as expressly amended hereby, all of the representations, warranties, terms, covenants, conditions and other provisions of the Existing Credit Agreement and the Loan Documents shall remain unchanged and shall continue to be, and shall remain, in full force and effect in accordance with their respective terms.  The amendment set forth herein shall be limited precisely as provided for herein to the provision expressly amended herein and shall not be deemed to be an amendment to, waiver of, consent to or modification of any other term or provision of the Existing Credit Agreement or any other Loan Document or of any transaction or further or future action on the part of any Borrower which would require the consent of the Lenders under the Existing Credit Agreement or any of the Loan Documents.

SECTION 4.7.  Representations and Warranties.  To induce the Lenders to execute and deliver this Amendment, the Borrowers hereby represent and warrant to the Lenders on the Amendment Effective Date that no Default or Event of Default exists and all statements set forth in clause (a) of Section 5.2 of the Credit Agreement are true and correct as of such date, except to the extent that any such statement expressly relates to an earlier date (in which case such statement was true and correct on and as of such earlier date).

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   IN WITNESS WHEREOF, the parties hereto have executed and delivered this Amendment as of the date first above written.

BORROWERS:	EQUIFAX INC.
By:
Name:
Title:

EQUIFAX PLC
By:
Name:
Title:

[SIGNATURE PAGE TO FIRST AMENDMENT – EQUIFAX INC.]

LENDERS:	SUNTRUST BANK
as Administrative Agent and as a Lender

By:
Name:
Title:

BANK OF AMERICA, N.A.
as a Lender

By:
Name:
Title:

[SIGNATURE PAGE TO FIRST AMENDMENT – EQUIFAX INC.]

WACHOVIA BANK, NATIONAL ASSOCIATION
as a Lender

By:
Name:
Title:

[SIGNATURE PAGE TO FIRST AMENDMENT – EQUIFAX INC.]

[JP MORGAN/CITIGROUP]
as a Lender

By:
Name:
Title:

[SIGNATURE PAGE TO FIRST AMENDMENT – EQUIFAX INC.]

THE BANK OF NEW YORK
as a Lender

By:
Name:
Title:

[SIGNATURE PAGE TO FIRST AMENDMENT – EQUIFAX INC.]

THE ROYAL BANK OF SCOTLAND PLC
as a Lender

By:
Name:
Title:

[SIGNATURE PAGE TO FIRST AMENDMENT – EQUIFAX INC.]

MIZUHO CORPORATE BANK (USA)
as a Lender

By:
Name:
Title:

[SIGNATURE PAGE TO FIRST AMENDMENT – EQUIFAX INC.]

WELLS FARGO BANK, NATIONAL ASSOCIATION
as a Lender

By:
Name:
Title:

[SIGNATURE PAGE TO FIRST AMENDMENT – EQUIFAX INC.]

[LASALLE]
as a Lender

By:
Name:
Title:

[SIGNATURE PAGE TO FIRST AMENDMENT – EQUIFAX INC.]

REGIONS BANK
as a Lender

By:
Name:
Title:

[SIGNATURE PAGE TO FIRST AMENDMENT – EQUIFAX INC.]

BEAR STEARNS CORPORATE
LENDING INC.
as a Lender

By:
Name:
Title:

[SIGNATURE PAGE TO FIRST AMENDMENT – EQUIFAX INC.]

BNP PARIBAS
as a Lender

By:
Name:
Title:

By:
Name:
Title:

[SIGNATURE PAGE TO FIRST AMENDMENT – EQUIFAX INC.]

THE NORTHERN TRUST COMPANY
as a Lender

By:
Name:
Title:

[SIGNATURE PAGE TO FIRST AMENDMENT – EQUIFAX INC.]

EXHIBIT A

Schedule 9.3(i)

Subsidiary Debt

$75.0 million of 7.34% notes maturing May 2014 between TALX Corp. and a group of investors.  Such notes are to be assumed by the Borrower’s Subsidiary, Chipper Corporation (to be renamed TALX Corporation), upon the closing of the Borrower’s merger with TALX Corp.